Principal Exchange-Traded Funds
Supplement dated September 16, 2024
to the Prospectus and Statement of Additional Information
both dated November 1, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR PRINCIPAL U.S. MEGA-CAP ETF
On September 11, 2024, the Board of Trustees of Principal Exchange-Traded Funds approved a change to the Fund’s diversification classification from “diversified” to “non-diversified” and a change to the related fundamental investment restriction (together, the “Proposed Change”). Fund shareholders of record on October 7, 2024 are entitled to vote on the Proposed Change at a Special Meeting of Shareholders of the Fund tentatively scheduled for November 11, 2024. Additional information about the Proposed Change will be provided in the Proxy Statement that is expected to be sent to record date Fund shareholders on or about October 21, 2024. The Proposed Change, if approved by Fund shareholders, is expected to be effective on or about November 18, 2024. However, the Fund’s officers have the discretion to change these dates.
On or about November 18, 2024, under Principal Investment Strategies, add the following after the fourth paragraph:
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
On or about November 18, 2024, in the Principal Risks section, add the following to the alphabetical list of risks:
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

The changes described below are being made to the Statement of Additional Information.
NOTICE: Effective July 31, 2024, the Trustees no longer serve as Trustees for the Principal Real Asset Fund ("PRA") and as such no longer provide oversight of PRA. Delete all references to PRA from this SAI.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS
On or about November 18, 2024, under the Fundamental Restrictions section, delete 6) a., and replace with the following:
6)Has adopted a policy regarding diversification, as follows:
a.The Principal Focused Blue Chip ETF, Principal Real Estate Active Opportunities ETF, and Principal U.S. Mega-Cap ETF have elected to be non-diversified.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, add Frances P. Grieb and Thomas A. Swank alphabetically to the 15(c) Committee in the Committee and Independent Board Members column.
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